Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Annual Report on Form 10-K for the year ended January 3, 2020 (the “Report”) by STAAR Surgical Company (“the Company”), each of the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.

Dated:February 26, 2020	/s/ CAREN MASON
Caren Mason President, Chief Executive Officer, and Director (principal executive officer)

Dated: February 26, 2020	/s/ DEBORAH J. ANDREWS
Deborah J. Andrews Chief Financial Officer (principal financial officer)

A signed original of this statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.